EXHIBIT 10.52

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”) is made and entered into to be effective as of October 1, 2010 (the “Effective Date”) by and between ImmunoCellular Therapeutics, Ltd. (IMUC.OB) located at 21900 Burbank Boulevard, 3rd Floor, Woodland Hills, CA 91367 (the “Company”) and JFS Investments located at 35 Crest Loop, Staten Island, NY 10312, a Florida corporation (the “Consultant”).

WHEREAS:

A. The Consultant has the professional business and financial expertise and experience to assist the Company, and

B. The Consultant is offering its services as a consultant to the Company; and

C. The Company desires to retain the Consultant as an independent consultant and to memorialize the Consultant’s work for the Company by entering into this written Agreement.

D. The parties agree that this Agreement reflects the entire understanding and agreements between the parties hereto.

NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:

1. DUTIES. The Company hereby engages the Consultant and the Consultant hereby accepts engagement as a consultant. It is understood and agreed, and it is the express intention of the parties to this Agreement, that the Consultant is an independent contractor, and not an employee or agent of the Company for any purpose whatsoever. Consultant shall perform all duties and obligations as described on Exhibit A hereto and agrees to be available at such times as may be scheduled by the Company. It is understood, however, that the Consultant will maintain Consultant’s own business in addition to providing services to the Company. The Consultant agrees to promptly perform all services required of the Consultant hereunder in an efficient, professional, trustworthy and businesslike manner. A description of the Consultant’s services are attached hereto as Exhibit A and incorporated by reference herein. In such capacity, Consultant will utilize only materials, reports, financial information or other documentation that is approved in writing in advance by the Company.

2. CONSULTING SERVICES & COMPENSATION. Commencing on the Effective Date, the Consultant will be retained as a Consultant and independent contractor for the Company. For services rendered hereunder, the Consultant shall receive:

(a) JFS Investments and Assigns receive an aggregate of 144,000 restricted common shares of the Company (the “Shares”), to be issued as follows; 24,000 shares in the name of JFS Investments and 12,000 shares in the name of Samel, LLC to be issued upon signing of this Agreement and 108,000 shares to be issued at the rate of 8,000 shares in the name of JFS Investments and 4,000 shares in the name of Samel, LLC for months four through twelve. The Shares issued for each of months four through twelve shall be issued at the beginning of each such month and shall only be issued (or pro rata issued) for those months (or partial months) for which the term of this Agreement has been in effect and not terminated.

(b) A three-year warrant to purchase 120,000 shares of the Company’s common stock at an exercise price of $1.00 per share shall be divided as follows: 80,000 in the name of JFS Investments, Inc. and 40,000 in the name of Samel, LLC in the form attached hereto as Exhibit B, which shall vest as to 20,000 shares in the name of JFS Investments, Inc. and 10,000 shares in the name of Samel, LLC upon issuance and 6,667 shares for JFS Investments, Inc. and 3,333 shares for Samel, LLC, shall vest on the 1st day of each of the 4th month through the 11th month from the Effective Date and 6,664 shares for JFS Industries and 3,336 for Samel, LLC will vest in the 12th month.

(c) A three-year warrant to purchase 120,000 shares of the Company’s common stock at an exercise price of $2.00 per share shall be divided as follows: 80,000 in the name of JFS Investments, Inc. and 40,000 in the name of Samel, LLC in the form attached hereto as Exhibit C, which shall vest as to 20,000 shares in the name of JFS Investments, Inc. and 10,000 shares in the name of Samel, LLC upon issuance and 6,667 shares for JFS Investments, Inc. and 3,333 shares for Samel, LLC shall vest on the 1st day of each of the 4th month through the 11th month from the Effective Date and 6,664 shares for JFS Industries and 3,336 for Samel, LLC will vest in the 12th month.

3. EXPENSES. In addition to the compensation in Section 2 above, the Company agrees to reimburse JFS Investments from time to time, for reasonable out-of-pocket expenses incurred by JFS Investments in connection with its activities under this agreement, provided, however JFS Investments shall not incur any expense in excess of $1,000 or $2,500 cumulative nickel dime items without prior written Company consent. These expenses include but are not limited to airfare, hotel lodging, meals, transportation, outside consultants, printing and overnight express mail.

4. CONFIDENTIALITY. All knowledge and information of a proprietary and confidential nature relating to the Company which the Consultant obtains during the Consulting period, from the Company or the Company’s employees, agents or Consultants shall be for all purposes regarded and treated as strictly confidential for so long as such information remains proprietary and confidential and shall be held in trust by the Consultant solely for the Company’s benefit and use and shall not be directly or indirectly disclosed by the Consultant to any person without the prior written consent of the Company, which consent may be withhold by the Company in its sole discretion.

5. INDEPENDENT CONTRACTOR STATUS. Consultant understands that since the Consultant is not an employee of the Company, the Company will not withhold income taxes or pay any employee taxes on its behalf, nor will it receive any fringe benefits. The Consultant shall not have any authority to assume or create any obligations, express or implied, on behalf of the Company and shall have no authority to represent the Company as agent, employee or in any other capacity that as herein provided. The Consultant does hereby indemnify and hold harmless the Company from and against any and all claims, liabilities, demands, losses or expenses incurred by the Company if 1) the Consultant fails to pay any applicable income and/or employment taxes (including interest or penalties of whatever nature), in any amount, relating to the Consultant’s rendering of consulting services to the Company, including any attorney’s fees or costs to the prevailing party to enforce this indemnity or (2) Consultant takes any action or fails to take any action in accordance with the companies instructions. The Consultant shall be responsible for obtaining workers’ compensation insurance coverage and agrees to indemnify, defend and hold the Company harmless of and from any and all claims arising out of any injury, disability or death of the Consultant.

6. REPRESENATIONS AND WARRANTS. For purposes of this Agreement and the Shares, the Consultant represents and warrants as follows:

(a) The Consultant (i) has adequate means of providing for the Consultant’s current needs and possible personal contingencies, (ii) is acquiring the Shares for investment and not with a view to their distribution and has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) is an “accredited investor” as defined in the Securities Act of 1933, as amended.

(b) The Consultant has a preexisting personal or business relationship with the Company or any of its directors or executive officers, or by reason of any business or financial experience or the business or financial experience of any professional advisors who are unaffiliated with and who are compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect the Consultant’s interests in connection with the investment in the Company.

(c) The Consultant is aware that:

(i) The Shares are not transferable under this Agreement and applicable securities laws; and

(ii) The Articles of Incorporation and Bylaws of the Company contain provisions that limit or eliminate the personal liability of the officers, directors and agents of the Company and indemnify such parties for certain damages relating to the Company, including damages in connection with the Shares and the good-faith management and operation of the Company.

(d) The Consultant acknowledges that the Shares are not currently registered under any registration statement with the Securities and Exchange Commission (SEC).

(e) The Consultant has not been furnished any offering literature and has not been otherwise solicited by the Company.

(f) The Company and its officers, directors and agents have answered all inquiries that the Consultant has made of them concerning the Company or any other matters relating to the formation, operation and proposed operation of the Company and the offering and sale of the Shares.

(g) The Consultant, if a corporation, partnership, trust or other entity, is duly organized and in good standing in the state or country of its incorporation and is authorized and otherwise duly qualified to purchase and hold the Shares. Such entity has its principal place for business as set forth on the signature page hereof and has not been formed for the specific purpose of acquiring the Shares unless all of its equity owners qualify as accredited individual investors.

(h) All information that the Consultant has provided to the Company concerning the Consultant, the Consultant’s financial position and the Consultant’s knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is correct and complete as of the date set forth at the end hereof and may be relied upon, and if there should be any material adverse change in such information prior to this subscription being accepted, the Consultant will immediately provide the Company with such information.

(i) The Consultant certifies, under penalties of perjury (i) that the taxpayer identification number shown on the signature page of this Agreement is true, correct and complete, and (ii) that the Consultant is not subject to backup withholding as a result of a failure to report all interest or dividends, or because the Internal Revenue Service has notified the Consultant that the Consultant is no longer subject to backup withholding.

(j) In rendering the services hereunder and in connection with the Shares, the Consultant agrees to comply with all applicable federal and state securities laws, the rules and regulations thereunder, the rules and regulations of any exchange or quotation service on which the Company’s securities are listed and the rules and regulations of the Financial Industry Regulatory Authority.

7. TERMINATION. Either party may terminate this Agreement at any time with or without cause by giving ten (10) days written notice to the other party, provided, however, that any termination by either party without cause may not be effective prior to 90 days from the Effective Date. Should the Consultant default in the performance of this Agreement or materially breach any of its provisions, the Company may, in its sole discretion, terminate this Agreement immediately upon written notice to the Consultant.

8. NO THIRD PARTY RIGHTS. The parties warrant and represent that they are authorized to enter into this Agreement and that no third parties, other than the parties hereto, have any interest in any of the services or the Shares contemplated hereby.

9. ABSENCE OF WARRANTIES AND REPRESENTATIONS. Each party hereto acknowledges that they have signed this Agreement without having relied upon or being induced by any agreement, warranty or representation of fact or opinion of any person not expressly set forth herein. All representations and warranties of either party contained herein shall survive its signing and delivery.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

11. ATTORNEY’S FEES. In the event of any controversy, claim or dispute between the parties hereto, arising out of or in any manner relating to this Agreement, including an attempt to rescind or set aside, the prevailing party in any action brought to settle such controversy, claim or dispute shall be entitled to recover reasonable attorney’s fees and costs.

12. ARBITRATION. Any controversy between the parties regarding the construction or application of this Agreement, any claim arising out of this Agreement or its breach, shall be submitted to arbitration in Los Angeles, California before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, upon the written request of one party after service of that request on the other party. The cost of arbitration shall be borne by the losing party. The arbitrator is also authorized to award attorney’s fees to the prevailing party.

13. VALIDITY. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by the parties hereto by written amendment to preserve its validity.

14. ON-DISCLOSURE OF TERMS. The terms of this Agreement shall be kept confidential, and no party, representative, attorney or family member shall reveal its contents to any third party except as required by law or as necessary to comply with law or preexisting contractual commitments.

15. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and cannot be altered or amended except by an amendment duly executed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and personal representatives of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

ImmunoCellular Therapeutics, Ltd.	JFS Investments

/s/ Manish Singh	/s/ Joseph M. Salvani
Manish Singh	Joseph M. Salvani
President and Chief Executive Officer	President
ImmunoCellular Therapeutics, Ltd.	JFS Investments, Inc.

EXHIBIT 10.52

EXHIBIT A

DESCRIPTION OF CONSULTING SERVICES

The Consultant agrees, to the extent reasonably required in the conduct of its business with the Company, to place at the disposal of the Company its judgment and experience and to provide business development services to the Company including, but not limited, to, the following:

(i)	review the Company’s financial requirements;

(ii)	analyze and assess alternatives for the Company’s financial requirements;

(iii)	provide introductions to professional analysts and money managers;

(iv)	assist the Company in financing arrangement to be determined and governed by separate and distinct financing agreements;

(v)	provide analysis of the Company’s industry and competitors in the form of general industry reports provided directly to Company;

(vi)	assist the Company in developing corporate partnering relationships; and

(vii)	provide a weekly status report via e-mail detailing names, contact information and feedback.

EXHIBIT 10.52

EXHIBIT B

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES that, for good and valuable consideration received, _____________ or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from ImmunoCellular Therapeutics, Ltd., a Delaware corporation (the “Corporation”), up to __________________ (            ) fully paid and nonassessable shares of common stock, par value $0.0001, of the Corporation (“Common Stock”) at a purchase price per share (the “Exercise Price”) of Two Dollars ($2.00) (the “Warrant”). The Warrant shall vest as to ______________ shares upon issuance, shall vest as to ________ shares in each of months four through eleven following the issuance date, and the remaining ________ shares shall vest in the twelfth month following the issuance date. The vesting of shares under this Warrant shall continue only through the expiration or termination date of the Consulting Agreement dated as of October 1, 2010 by and between the Corporation and JFS Investments.

1.	Term of Warrant

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable with respect to the vested shares, in whole or in part, at any time commencing on the date hereof prior to 11:59 p.m., Pacific Standard Time, on September 30, 2013 (the “Expiration Time”).

2.	Exercise of Warrant

(a) Exercise. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Corporation, ImmunoCellular Therapeutics, Ltd., Attention: President, 21900 Burbank, 3rd Floor, Woodland Hills, California 91367; facsimile: (818) 992-2908 (or such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Corporation);

whereupon the Holder shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Common Stock so purchased.

(b) Limited Net Cash Settlement Right.

If as of the date of such Warrant exercise there is no effective registration statement under the Securities Act registering, or the prospectus contained therein is not available for, the issuance or resale of the shares of Common Stock upon the exercise of this Warrant, then this Warrant may instead be exercised, upon the Holder’s election in the Notice of Exercise, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of shares of Common Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the Notice of Exercise; provided that, for purposes of this Section 2(b), the date of such Warrant exercise shall be deemed to be the date on which the Corporation actually receives from the Holder the executed Notice of Exercise, either by facsimile transmission or by mail;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed on a national securities exchange, the daily volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the national securities exchange on which the Common Stock is then listed as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time), (b) if the Common Stock is not then listed on a national securities exchange, the volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on a national securities exchange or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Corporation.

Except as specifically set forth in the preceding portions of this Section 2(b), under no circumstances will the Corporation be required to net cash settle this Warrant upon its exercise.

3.	Issuance of Shares; No Fractional Shares or Scrip

Certificates for shares purchased hereunder shall be delivered to the Holder by the Corporation’s transfer agent at the Corporation’s expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If, upon exercise of this Warrant, fewer than all of the shares of Common Stock evidenced by this Warrant are purchased prior to the Expiration Time, one or more new Warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Common Stock not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid, and nonassessable and free from all taxes, liens, and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder). The Corporation agrees that the shares so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

4.	Charges, Taxes, and Expenses

Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Corporation duly executed by the Holder.

5.	No Rights as a Stockholder

This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation prior to the exercise of this Warrant.

6.	Exchange and Registry of Warrant

This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer, or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.	Loss, Theft, Destruction, or Mutilation of Warrant

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant and in case of loss, theft, or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the

Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.	Saturdays, Sundays and Holidays

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.	Merger, Sale of Assets and Similar Transactions

If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of this Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a Holder of a number of shares of Common Stock equal to the number of shares issuable upon exercise of this Warrant immediately prior to such reorganization, consolidation, merger, sale, or conveyance. The Corporation shall give the Holder of this Warrant ten business days’ prior written notice of the proposed effective date of any such merger, consolidation, reorganization, sale or conveyance, and the Corporation shall also give the Holder of this Warrant ten business days’ prior written notice of the commencement of the Corporation’s voluntary or involuntary dissolution, liquidation or winding up. If the property to be received upon such merger, consolidation, reorganization, sale or conveyance is not equity securities, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

10.	Subdivision, Combination, Reclassification, Conversion and Similar Events

If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Common Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Common Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall give the Holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

11.	Transferability; Compliance with Securities Laws

(a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable United States, state, and foreign securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 2 above. Any such transfer shall be made in person or by the Holder’s duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Stock issuable upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state or foreign securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Common Stock so purchased are being acquired solely for Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c) The Common Stock has not been registered under the Securities Act, and this Warrant may not be exercised except by (1) the original purchaser of this Warrant from the Corporation or (2) an “accredited investor” as defined in Rule 501(a) under the Securities Act. Each certificate representing shares of Common Stock issued on exercise of this Warrant or other securities issued in respect of such Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any other legend required under applicable securities laws):

THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

12.	Representations and Warranties

The Corporation hereby represents and warrants to the Holder that:

(a) During the period that this Warrant is outstanding, the Corporation will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant;

(b) The issuance of this Warrant shall constitute full authority to the Corporation’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Common Stock issuable upon exercise of this Warrant;

(c) The Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Common Stock hereunder, and to carry out and perform its obligations under the terms of this Warrant;

(d) All corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery, and performance of this Warrant by the Corporation, the authorization, sale, issuance, and delivery of the Common Stock, the grant of registration rights as provided herein, and the performance of the Corporation’s obligations hereunder has been taken;

(e) The shares of Common Stock, when issued in compliance with the provisions of this Warrant and the Corporation’s Certificate of Incorporation (as they may be amended from time to time), will be validly issued, fully paid, and nonassessable, and free of all taxes, liens, or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable United States and state securities laws; and

(f) The issuance of the shares of Common Stock upon exercise of this Warrant will not be subject to any preemptive rights, rights of first refusal, or similar rights.

13.	Governing Law

This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer.

Dated: October 1, 2010	IMMUNOCELLULAR THERAPEUTICS, LTD.

By:
Manish Singh, Ph.D.
President and Chief Executive Officer

NOTICE OF EXERCISE

To:	ImmunoCellular Therapeutics, Ltd.

(1)	The undersigned hereby elects to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd. pursuant to the terms of the attached Warrant (the “Warrant”) and (check the applicable box):

☐	Tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any, or

☐	Elects to exercise the Warrant on a “cashless” basis under the limited circumstances described in Section 2(b) of the Warrant.

(2)	In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state or foreign securities laws.

(3)	Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Tax I.D. No.)

(4)	The undersigned represents that (a) he, she, or it is the original purchaser from the Corporation of the Warrant or is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended, and (b) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:

(Signature)

EXHIBIT 10.52

EXHIBIT C

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES that, for good and valuable consideration received, _______________ or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from ImmunoCellular Therapeutics, Ltd., a Delaware corporation (the “Corporation”), up to ______________ (            ) fully paid and nonassessable shares of common stock, par value $0.0001, of the Corporation (“Common Stock”) at a purchase price per share (the “Exercise Price”) of One Dollar ($1.00) (the “Warrant”). The Warrant shall vest as to ______________ shares upon issuance, shall vest as to __________ shares in each of months four through eleven following the issuance date, and the remaining __________ shares shall vest in the twelfth month following the issuance date. The vesting of shares under this Warrant shall continue only through the expiration or termination date of the Consulting Agreement dated as of October 1, 2010 by and between the Corporation and JFS Investments.

1.	Term of Warrant

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable with respect to the vested shares, in whole or in part, at any time commencing on the date hereof prior to 11:59 p.m., Pacific Standard Time, on September 30, 2013 (the “Expiration Time”).

2.	Exercise of Warrant

(a) Exercise. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Corporation, ImmunoCellular Therapeutics, Ltd., Attention: President, 21900 Burbank, 3rd Floor, Woodland Hills, California 91367; facsimile: (818) 992-2908 (or such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Corporation);

whereupon the Holder shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Common Stock so purchased.

(b) Limited Net Cash Settlement Right.

If as of the date of such Warrant exercise there is no effective registration statement under the Securities Act registering, or the prospectus contained therein is not available for, the issuance or resale of the shares of Common Stock upon the exercise of this Warrant, then this Warrant may instead be exercised, upon the Holder’s election in the Notice of Exercise, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of shares of Common Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the Notice of Exercise; provided that, for purposes of this Section 2(b), the date of such Warrant exercise shall be deemed to be the date on which the Corporation actually receives from the Holder the executed Notice of Exercise, either by facsimile transmission or by mail;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed on a national securities exchange, the daily volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the national securities exchange on which the Common Stock is then listed as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time), (b) if the Common Stock is not then listed on a national securities exchange, the volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on a national securities exchange or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Corporation.

Except as specifically set forth in the preceding portions of this Section 2(b), under no circumstances will the Corporation be required to net cash settle this Warrant upon its exercise.

3.	Issuance of Shares; No Fractional Shares or Scrip

Certificates for shares purchased hereunder shall be delivered to the Holder by the Corporation’s transfer agent at the Corporation’s expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If, upon exercise of this Warrant, fewer than all of the shares of Common Stock evidenced by this Warrant are purchased prior to the Expiration Time, one or more new Warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Common Stock not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid, and nonassessable and free from all taxes, liens, and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder). The Corporation agrees that the shares so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

4.	Charges, Taxes, and Expenses

Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Corporation duly executed by the Holder.

5.	No Rights as a Stockholder

This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation prior to the exercise of this Warrant.

6.	Exchange and Registry of Warrant

This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer, or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.	Loss, Theft, Destruction, or Mutilation of Warrant

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant and in case of loss, theft, or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the

Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.	Saturdays, Sundays and Holidays

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.	Merger, Sale of Assets and Similar Transactions

If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of this Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a Holder of a number of shares of Common Stock equal to the number of shares issuable upon exercise of this Warrant immediately prior to such reorganization, consolidation, merger, sale, or conveyance. The Corporation shall give the Holder of this Warrant ten business days’ prior written notice of the proposed effective date of any such merger, consolidation, reorganization, sale or conveyance, and the Corporation shall also give the Holder of this Warrant ten business days’ prior written notice of the commencement of the Corporation’s voluntary or involuntary dissolution, liquidation or winding up. If the property to be received upon such merger, consolidation, reorganization, sale or conveyance is not equity securities, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

10.	Subdivision, Combination, Reclassification, Conversion and Similar Events

If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Common Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Common Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall give the Holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

11.	Transferability; Compliance with Securities Laws

(a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable United States, state, and foreign securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 2 above. Any such transfer shall be made in person or by the Holder’s duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Stock issuable upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state or foreign securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Common Stock so purchased are being acquired solely for Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c) The Common Stock has not been registered under the Securities Act, and this Warrant may not be exercised except by (1) the original purchaser of this Warrant from the Corporation or (2) an “accredited investor” as defined in Rule 501(a) under the Securities Act. Each certificate representing shares of Common Stock issued on exercise of this Warrant or other securities issued in respect of such Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any other legend required under applicable securities laws):

THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

12.	Representations and Warranties

The Corporation hereby represents and warrants to the Holder that:

(a) During the period that this Warrant is outstanding, the Corporation will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant;

(b) The issuance of this Warrant shall constitute full authority to the Corporation’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Common Stock issuable upon exercise of this Warrant;

(c) The Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Common Stock hereunder, and to carry out and perform its obligations under the terms of this Warrant;

(d) All corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery, and performance of this Warrant by the Corporation, the authorization, sale, issuance, and delivery of the Common Stock, the grant of registration rights as provided herein, and the performance of the Corporation’s obligations hereunder has been taken;

(e) The shares of Common Stock, when issued in compliance with the provisions of this Warrant and the Corporation’s Certificate of Incorporation (as they may be amended from time to time), will be validly issued, fully paid, and nonassessable, and free of all taxes, liens, or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable United States and state securities laws; and

(f) The issuance of the shares of Common Stock upon exercise of this Warrant will not be subject to any preemptive rights, rights of first refusal, or similar rights.

13.	Governing Law

This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer.

Dated: October 1, 2010	IMMUNOCELLULAR THERAPEUTICS, LTD.

By:
Manish Singh, Ph.D.
President and Chief Executive Officer

EXHIBIT 10.52

NOTICE OF EXERCISE

To:	ImmunoCellular Therapeutics, Ltd.

(1)	The undersigned hereby elects to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd. pursuant to the terms of the attached Warrant (the “Warrant”) and (check the applicable box):

☐	Tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any, or

☐	Elects to exercise the Warrant on a “cashless” basis under the limited circumstances described in Section 2(b) of the Warrant.

(2)	In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state or foreign securities laws.

(3)	Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Tax I.D. No.)

(4)	The undersigned represents that (a) he, she, or it is the original purchaser from the Corporation of the Warrant or is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended, and (b) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:

(Signature)